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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2006

HOLLY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

100 Crescent Court,	75201-6915
Suite 1600	(Zip code)
Dallas, Texas
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Table of Contents

Item 1.01 Entry into a Material Definitive Agreement.
     Holly Corporation is entering into Indemnification Agreements with its directors and officers and with officers of major subsidiaries.
     The form of Indemnification Agreement intended to be entered into with each director and officer of Holly Corporation and with each officer of major subsidiaries is attached as an Exhibit to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
10.1 — Form of Indemnification Agreement.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Erin S. McKool
Erin S. McKool
Secretary

Date: December 13, 2006
EXHIBIT INDEX

Exhibit
Number	Exhibit Title

10.1 —	Form of Indemnification Agreement.